UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 16, 2006
                                                     ------------

                               China Media1 Corp.
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             (Exact name of registrant as specified in its charter)

         Nevada                      000-50193                   46-0498798
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(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)               File Number)             Identification No.)

      142-757 West Pender Street, Suite 328, Vancouver, B.C. Canada V6C 1A1
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (778) 881-0939

     142-757 West Hastings Street, Suite 328, Vancouver, B.C. Canada V6C 1A1
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Section 1 - Registrant's Business and Operations

Item 1.01         Entry into a Material Definitive Agreement.

         Not applicable

Item 1.02         Termination of a Material Definitive Agreement.

         Not applicable.

Item 1.03         Bankruptcy or Receivership.

         Not applicable.

Section 2 - Financial Information

Item 2.01         Completion of Acquisition or Disposition of Assets.

         Not applicable.

Item 2.02         Results of Operations and Financial Condition.

         Not applicable.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         Not applicable.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

         Not applicable.

Item 2.05         Costs Associated with Exit or Disposal Activities.

         Not applicable.

Item 2.06         Material Impairments.

         Not applicable.

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

         Not applicable.

Item 3.02         Unregistered Sales of Equity Securities.

         Not applicable.

Item 3.03         Material Modification to Rights of Security Holders.

         Not applicable.


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

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01         Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

         Not Applicable.

Section 5 - Corporate Governance and Management

Item 5.01         Changes in Control of Registrant.

         Not applicable.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         Not applicable.

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

         Not applicable.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

         Not applicable.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

         Not applicable.

Section 6 - [Reserved]

         Not applicable.

Section 7 - Regulation FD

Item 7.01         Regulation FD Disclosure.

         Not applicable.


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

Section 8 - Other Events

Item 8.01         Other Events.

      As of the date of filing of this Current Report on Form 8-K, we are still unable to file our annual report on Form 10-KSB for the year ended December 31, 2005 and our quarterly report on Form 10-QSB for the period ended March 31, 2006. As disclosed in our press release dated April 17, 2006, some ambiguity has arisen regarding the most appropriate presentation format for our financials. In connection with the review by Securities and Exchange Commission ("SEC") on our financial statements for the period ended September 30, 2005, the Company requested the technical department of our independent auditor to perform a technical review to ensure that our financial statements are SEC compliant. The central issue is that under our current contract arrangements with Chuangrun, there is no definitive accounting standard on whether we should report revenues on a gross vs. net basis. Although this accounting issue does not impact our net income or cash flow, we are required to appropriately express our revenues and expenses derived from our contract rights in China. The resulting technical review comments were provided to us on April 5, 2006 and the conclusion was to report revenue on a net basis. We revised our year end financial statements accordingly.

      Upon resolution of these issues, our auditors focused on completing our annual audit and quarterly review. As our independent accountants are one of the "big four" international accounting firms, they follow a rigorous set of procedures. After the audit field staff has prepared the audit working paper file ("the "File"), the File has to go through the following chain of review: manager review, partner review, independent (technical) partner review and tax review. Each level has queries to be addressed by both management and the audit staff.

      As of the date of filing of this report, the File has been reviewed by the independent (technical) partner and the related queries still have to be cleared. The File has also been reviewed by their tax department and they are still waiting for a response from their Beijing office in China to clarify some Chinese tax issues.

      Our management has prepared the quarterly report on Form 10-QSB for the period ended March 31, 2006 and the auditors have also started the review process. We are using our best efforts to complete our filing obligations as soon as possible. We are also appealing the NASD's notification to remove us from the OTC Bulletin Board. Finally, we are contemplating a change in our fiscal year end to alleviate the burden associated with a December 31 fiscal year end on our auditors.

Section 9 - Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits.

         Not. applicable


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHINA MEDIA1 CORP.

                                       (Registrant)


Date:  May  16, 2006                   By:/s/ Ernest Cheung
                                          --------------------------------
                                               Ernest Cheung, President


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